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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-55938), as amended.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Dallas, Texas
March 20, 1997